UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2010

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida                                                                0-13763                                                                59-2095002
(State or other jurisdiction                                                      (Commission File Number)                                                      (IRS Employer
     of incorporation)                                                                                                                                                                        Identification No.)

5250-140th Avenue North, Clearwater, Florida                                                                                                                                   33760
(Address of principal executive officers)                                                                                                                                            (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountants

Technology Research Corporation ("the Company") appointed Mayer Hoffman McCann P.C. – KRMT Tampa Bay Division as the Company's new auditor as approved by the Audit Committee of the Board of Directors on December 1, 2010. The Company was notified that the shareholders of Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”), the independent registered public accounting firm engaged by the Company on December 1, 2010, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective November 1, 2010. KRMT now operates under the name Mayer Hoffman McCann P.C.

During the Company's two most recent fiscal years ended March 31, 2010 and through the date of this Current Report on Form 8-K, the Company did not consult with Mayer Hoffman McCann P.C. regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

The audit reports of KRMT on the consolidated financial statements of the Company as of, and for the year ended March 31, 2010, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified, or modified, as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2010 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such year, or for any reporting period, since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KRMT a copy of the disclosures in the Form 8-K and has requested that KRMT furnish it with a letter  addressed to the Securities and Exchange Commission stating whether or not KRMT agrees with the  Company's statements in this Item 4.01. A copy of the letter dated December 1, 2010 furnished by KRMT in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)  Exhibits

Exhibit No.                                       Description

16.1                                                   Letter from Kirkland, Russ, Murphy & Tapp, P.A. dated December 1, 2010 to the Securities and Exchange Commission

___________________________________________________________________________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  December 1, 2010                                By:/s/ Robert D. Woltil
Name:  Robert D. Woltil
Title:  Chief Financial Officer